SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
29 .	Subsequent EVENTS

On January 7, 2015, the company acquired, through a wholly-owned subsidiary, the Biron paper mill located in Wisconsin, USA and the Rumford pulp and paper mill located in Maine, USA for consideration of US$62.4 million, subject to certain adjustments based on estimated working capital at closing and the post-closing adjustments. The acquisition was financed through advances under the company’s ABL Facility, which was amended to increase the maximum amount of credit available thereunder from  $175.0 million to $225.0 million. The company also completed a US$25.0 million offering of its PIK Toggle Senior Notes (“Offered Notes”) thereby increasing the principal amount of its outstanding 2017 Notes to US$260.5 million. The Offered Notes were issued at a 20% discount to face value with the company receiving gross proceeds of US$20.0 million.

We account for this business combination using the purchase method and accordingly, the consideration is allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values as at January 7, 2015. The excess of the fair value assigned to the net assets acquired over the purchase price, if any, will be recognized in other income as a gain on the acquisition. The results of the operation and fair value of the assets acquired and liabilities assumed are not included in our consolidated financial statements for the year ended December 31, 2014.

The assets purchased consist primarily of accounts receivable, inventories, prepaids, property, plant and equipment and intellectual property. Liabilities assumed consist primarily of accounts payable and accruals, certain long-term environmental remedial obligations, liabilities related to workers compensation claims and pension liabilities. The company is in the process of completing a preliminary valuation of the fair value of the assets acquired and liabilities assumed and identifying any intangible assets and potential liabilities at the acquisition date. As a result, we have not disclosed the fair value of these assets and liabilities in our 2014 Annual Report.

The company also incurred $3.1 million of acquisition related costs which have been recognized in selling, general and administrative expenses for the year ended December 31, 2014.